Kansas City Southern Consolidated Financial Report (unaudited) First Quarter 2023

KANSAS CITY SOUTHERN

Background and Basis of Presentation

On September 15, 2021, Canadian Pacific Railway Limited, a Canadian corporation (“CPRL”) entered into an Agreement and Plan of Merger (the "Merger Agreement") with Kansas City Southern, a Delaware corporation (“KCS”). On December 14, 2021, following approval of the transaction by the shareholders of both CPRL and KCS, receipt of Mexican regulatory approvals, and satisfaction of customary closing conditions and pursuant to the terms set forth in the Merger Agreement, CPRL completed the indirect acquisition of KCS. Pending regulatory approval from the U.S. Surface Transportation Board (the “STB”), the shares of KCS common stock were deposited by a subsidiary of CPRL into a voting trust to ensure that KCS operated independently of CPRL during the regulatory review process. On March 15, 2023, the STB issued a final decision approving the Company’s and Kansas City Southern’s (“KCS”) joint merger application, subject to certain conditions. On April 14, 2023 (the “Control Date”), CPRL assumed control of KCS, and filed articles of amendment to change CPRL's name to Canadian Pacific Kansas City Limited ("CPKC").

During the period from December 14, 2021 to April 13, 2023, CPRL recorded its investment in KCS using the equity method of accounting. On and from April 14, 2023, KCS became a consolidated subsidiary of CPKC, which was accounted for as a business combination using the acquisition method of accounting.

This Consolidated Financial Report of KCS for the three months ended March 31, 2023 is disclosed by CPKC in order to provide additional information on the financial performance and financial position of KCS during the trust period and is consistent with historical quarterly disclosures that KCS previously provided as a standalone company, to assist with understanding of trends and profitability of KCS prior to CPKC’s acquisition of control. The unaudited interim income information, balance sheet information and cash flow information ("Interim Consolidated Financial Information"), revenue and productivity metrics and other supplemental schedules included in this document for the three months ended March 31, 2023 and the comparative period reflect KCS’s results on a stand-alone basis before the effect of the business acquisition that occurred on the Control Date. The Interim Consolidated Financial Information is prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), however, it does not include all disclosures required under GAAP for interim financial statements. This document should be read in conjunction with CPKC’s Q1 2023 Quarterly Report on Form 10-Q.

In this document, unless the context indicates otherwise, references to "KCS", or “the Company” are to KCS and its subsidiaries prior to the Control Date. Except where noted, all figures are in millions of U.S. dollars. This Consolidated Financial Report of KCS has been prepared by and is responsibility of KCS’s management. The Company’s independent auditors have not performed a review of this Consolidated Financial Report of KCS.

Contents

Income Information ................................................................................................................................................................	3
Balance Sheet Information ....................................................................................................................................................	4
Cash Flow Information ..........................................................................................................................................................	5
Revenue Statistics by Commodity - Quarterly ....................................................................................................................	6
Productivity Statistics ...........................................................................................................................................................	7
Capital Expenditures .............................................................................................................................................................	8
Free Cash Flow........................................................................................................................................................................	8
Debt Summary.........................................................................................................................................................................	9
Non-GAAP Financial Information (Regulation G) ...............................................................................................................	10

Income Information
(in millions)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenues	$877.3	$778.2
Operating expenses:
Compensation and benefits	155.9	133.0
Purchased services	67.9	51.3
Fuel	110.2	97.1
Equipment costs	28.6	18.6
Depreciation and amortization	100.5	96.2
Materials and other	103.3	78.1
Merger costs	9.3	12.8
Total operating expenses	575.7	487.1
Operating income	301.6	291.1
Equity in net earnings of affiliates	2.3	8.8
Interest expense	(39.0)	(38.9)
Foreign exchange loss	(18.5)	(1.4)
Other income, net	0.5	0.9
Income before income taxes	246.9	260.5
Income tax expense	65.0	72.5
Net income	181.9	188.0
Less: Net income attributable to noncontrolling interest	0.2	0.6

Net income attributable to Kansas City Southern and subsidiaries	$181.7	$187.4

Balance Sheet Information
(in millions)
(unaudited)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$166.0	$207.6
Accounts receivable, net	482.0	543.6
Materials and supplies	175.8	174.2
Other current assets	107.4	138.8
Total current assets	931.2	1,064.2
Operating lease right-of-use assets	97.8	100.9
Investments	68.2	55.8
Property and equipment (including concession assets), net	9,410.9	9,362.4
Other assets	83.0	94.1
Total assets	$10,591.1	$10,677.4

LIABILITIES AND EQUITY
Current liabilities:
Long-term debt due within one year	$654.7	$655.0
Accounts payable and accrued liabilities	595.5	635.7
Total current liabilities	1,250.2	1,290.7
Long-term operating lease liabilities	68.4	71.5
Long-term debt	3,122.9	3,124.6
Deferred income taxes	1,243.3	1,237.1
Other noncurrent liabilities and deferred credits	153.2	158.7
Total liabilities	5,838.0	5,882.6
Stockholder's equity	—	—
Additional paid-in capital	860.6	860.6
Retained earnings	3,583.3	3,626.6
Accumulated other comprehensive loss	(22.0)	(23.4)
Total stockholder's equity	4,421.9	4,463.8
Noncontrolling interest	331.2	331.0
Total equity	4,753.1	4,794.8
Total liabilities and equity	$10,591.1	$10,677.4

Cash Flow Information
(in millions)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Operating activities:
Net income	$181.9	$188.0
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	100.5	96.2
Deferred income taxes	6.1	16.0
Equity in net earnings of affiliates	(2.3)	(8.8)
Loss on foreign currency derivative instruments	26.7	8.1
Foreign exchange gain	(8.1)	(6.7)
Merger costs, net	9.3	12.8
Distributions from affiliates	0.1	—
Settlement of foreign currency derivative instruments	(49.7)	(2.2)
Cash payments for merger costs	(24.8)	(27.5)
Changes in working capital items:
Accounts receivable	65.3	(130.6)
Materials and supplies	(1.9)	(13.7)
Other current assets	30.2	31.8
Accounts payable and accrued liabilities	1.8	(9.3)
Other, net	6.7	(4.9)
Net cash provided by operating activities	341.8	149.2
Investing activities:
Capital expenditures	(151.9)	(95.7)
Property investments in MSLLC	(2.4)	(16.4)
Investments in and advances to affiliates	(2.7)	(5.3)
Proceeds from disposal of property	1.7	1.7
Other, net	(1.1)	(0.1)
Net cash used for investing activities	(156.4)	(115.8)
Financing activities:
Repayment of long-term debt	(2.8)	(2.5)
Dividends paid	(225.0)	(265.0)
Net cash used for financing activities	(227.8)	(267.5)

Effect of exchange rate changes on cash	0.8	(0.6)

Cash and cash equivalents:
Net decrease during each period	(41.6)	(234.7)
At beginning of year	207.6	339.3
At end of period	$166.0	$104.6

Revenue Statistics by Commodity - Quarterly

	Revenues		Carloads and Units		Revenue per
	(in millions)		(in thousands)		Carload/Unit
	Three Months Ended March 31,		Three Months Ended March 31,		Three Months Ended March 31,
	2023	2022	2023	2022	2023	2022

Chemical & Petroleum
Chemicals	$71.1	$69.9	24.6	26.1	$2,890	$2,678
Petroleum	89.5	79.0	41.7	36.6	2,146	2,158
Plastics	46.3	38.5	17.4	17.7	2,661	2,175
Total	206.9	187.4	83.7	80.4	2,472	2,331

Industrial & Consumer Products
Forest Products	77.1	69.1	25.4	25.6	3,035	2,699
Metals & Scrap	79.8	56.5	38.1	33.0	2,094	1,712
Other	39.0	35.1	22.2	19.7	1,757	1,782
Total	195.9	160.7	85.7	78.3	2,286	2,052

Agriculture & Minerals
Grain	116.9	105.7	48.3	45.3	2,420	2,333
Food Products	43.0	40.2	15.1	15.0	2,848	2,680
Ores & Minerals	8.4	8.3	8.9	9.0	944	922
Stone, Clay & Glass	9.6	9.2	3.3	3.7	2,909	2,486
Total	177.9	163.4	75.6	73.0	2,353	2,238

Energy
Utility Coal	39.3	40.2	38.2	39.8	1,029	1,010
Coal & Petroleum Coke	11.9	12.4	12.7	14.3	937	867
Frac Sand	3.5	4.9	2.3	3.2	1,522	1,531
Crude Oil	19.0	14.1	11.0	9.9	1,727	1,424
Total	73.7	71.6	64.2	67.2	1,148	1,065

Intermodal	109.4	95.9	242.7	245.3	451	391

Automotive	68.0	54.3	32.6	31.0	2,086	1,752

Total for Commodity Groups	831.8	733.3	584.5	575.2	$1,423	$1,275

Other Revenue	45.5	44.9

Total	$877.3	$778.2

Productivity Statistics

	Three Months Ended
	March 31,
	2023	2022

Gross Ton Miles (GTM) (in millions) (i)	26,636	25,922
Average Employees - Total	7,067	6,943
Average Employees - Union	5,213	5,139
GTM's per Average Employee (in millions)	3.77	3.73
Operating Ratio	65.6%	62.6%
Adjusted Operating Ratio*	64.6%	60.9%
Gross Velocity (miles per hour) (ii)	12.3	15.6
Average Terminal Dwell Times (hours) (iii)	26.1	19.7
Train Length (feet) (iv)	6,590	6,467

Locomotive Fuel Statistics
Locomotive fuel consumed in gallons (in millions)	32.9	32.2
Average fuel cost per gallon	$3.35	$3.01
Fuel efficiency (gallons per 1,000 GTM's) (v)	1.23	1.24

Revenue Ton Miles (in Millions)
Chemical & Petroleum	2,792	2,639
Industrial & Consumer Products	2,431	2,132
Agriculture & Minerals	4,853	4,816
Energy	2,376	2,511
Intermodal	1,185	996
Automotive	427	437
Total	14,064	13,531

(i) Excludes Locomotive Gross Ton Miles

(ii) Gross velocity is the average train speed between origin and destination in miles per hour calculated as the sum of the miles traveled divided by the sum of total transit hours. Transit hours are measured as the difference between a train’s origin departure and destination arrival date and times broken down by segment across the train route (includes all time spent including crew changes, terminal dwell, delays, and incidents).

(iii) Terminal dwell is the average amount of time in hours between car arrival to and departure from the yard (excludes cars that move through a terminal on a run-through train, stored, bad ordered, and maintenance-of-way cars). Calculated by dividing the total number of hours cars spent in terminals by the total count of car dwell events.

(iv) Train length is the average length of a train across its reporting stations, including the origin and intermediate stations. Length of a train is the sum of car and locomotive lengths measured in feet.

(v) Fuel efficiency is calculated by taking locomotive fuel consumed in gallons divided by thousand gross ton miles (“GTM’s”) net of detours with no associated fuel gallons. GTM’s are the movement of one ton of train weight over one mile calculated by multiplying total train weight by distance the train moved. GTM’s exclude locomotive gross ton miles.

* All reconciliations to GAAP can be found on page 10.

Capital Expenditures
(in millions)

	Three Months Ended
	March 31,
	2023	2022
Roadway capital program	$74.0	$60.0
Locomotives and freight cars	9.3	10.3
Capacity	48.5	14.6
Information technology	7.6	12.1
Positive train control	0.4	1.3
Other	1.9	0.4
Total capital expenditures (accrual basis)	141.7	98.7
Change in capital accruals	10.2	(3.0)
Total cash capital expenditures	$151.9	$95.7

Track Renewal
Track miles of rail installed	7	12
Cross ties installed (thousands)	192	122

Free Cash Flow
(in millions)

	Three Months Ended
	March 31,
	2023	2022
Net cash provided by operating activities	$341.8	$149.2
Net cash used for investing activities	(156.4)	(115.8)
Free cash flow	$185.4	$33.4

The Company believes free cash flow is a useful measure of liquidity as it demonstrates the Company's ability to generate cash for debt obligations, dividend payments, and other strategic opportunities. Free cash flow is considered a non-GAAP financial measure under SEC Regulation G and Regulation S-K Item 10(e). As such, free cash flow does not have any standardized meaning prescribed by GAAP and therefore, may not be comparable to similar measures presented by other companies. Free cash flow is defined as cash provided by operating activities less cash used for investing activities.

Debt Summary

Long-Term Debt
(in millions)
	Expiration Date	Interest Rate	March 31, 2023	December 31, 2022
KCS Revolver	3/8/2024	Floating	$ —	$ —
Total Bank Facilities			—	—

KCS 3.00% Senior Notes	5/15/2023	3.000%	439.1	439.1
KCS 3.85% Senior Notes	11/15/2023	3.850%	199.2	199.2
KCS 3.125% Senior Notes	6/1/2026	3.125%	250.0	250.0
KCS 2.875% Senior Notes	11/15/2029	2.875%	425.0	425.0
KCS 4.30% Senior Notes	5/15/2043	4.300%	448.7	448.7
KCS 4.95% Senior Notes	8/15/2045	4.950%	499.2	499.2
KCS 4.70% Senior Notes	5/1/2048	4.700%	500.0	500.0
KCS 3.50% Senior Notes	5/1/2050	3.500%	550.0	550.0
KCS 4.20% Senior Notes	11/15/2069	4.200%	425.0	425.0
KCSM 3.00% Senior Notes	5/15/2023	3.000%	5.6	5.6
KCSR Senior Notes	Various	Various	2.7	2.7
Total Unsecured Senior Notes			3,744.5	3,744.5

Tex Mex RRIF Loan	7/13/2030	4.290%	21.1	21.7
KCSR RRIF Loan	2/24/2037	2.960%	35.4	36.0
Finance Leases	Various	Various	17.0	18.7
Other	Various	Various	0.2	0.2
Discount and Debt Issuance Costs			(40.6)	(41.5)
Total Long-Term Debt			$3,777.6	$3,779.6

Short-Term Borrowings
(in millions)
	Expiration Date	Weighted- Average Interest Rate	March 31, 2023	December 31, 2022
KCS Commercial Paper	3/8/2024	—	$ —	$ —
Total Short-Term Borrowings			$ —	$ —

Non-GAAP Financial Information (Regulation G)
(in millions)

KCS reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used to review and in certain cases manage the Company's business that fall within the meaning of Regulation G (Disclosure of non-GAAP financial measures) may provide its users of the financial information with additional meaningful comparison when reviewing the Company's results.

In financial presentations, KCS has provided financial information adjusted for certain items, which are non-GAAP financial measures. KCS management uses non-GAAP information in its planning and forecasting processes and to further analyze its own financial trends and operational performance, as well as making financial comparisons to prior periods presented on a similar basis. The Company also uses some of these measures internally as part of its incentive compensation plans for management employees. Management believes users of the Company's financial information should consider all of the above factors when evaluating KCS's results.

These non-GAAP measures should not be considered a substitute for GAAP measures. Some of KCS's non-GAAP measures may differ from similar measures used by other companies, even if similar terms are used to identify such measures.

Reconciliation of Operating Expenses to Adjusted	Three Months Ended
Operating Expenses:	March 31,
	2023	2022
Operating expenses as reported	$575.7	$487.1
Adjustment for merger costs	(9.3)	(12.8)
Adjusted operating expenses - see (a) below	$566.4	$474.3

Operating income as reported	$301.6	$291.1
Adjusted operating income - see (a) below	310.9	303.9

Operating ratio (b) as reported	65.6%	62.6%
Adjusted operating ratio - see (a) and (b) below	64.6%	60.9%

(a)The Company believes adjusted operating expenses, operating income and operating ratio are meaningful as they allow users to evaluate the Company's performance for different periods on a more comparable basis by adjusting for items that are not directly related to the ongoing operations of the Company.

(b)Operating ratio is calculated by dividing operating expenses by revenues; or in the case of adjusted operating ratio, adjusted operating expenses divided by revenues.